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                                                                    EXHIBIT 10.7

                                                                  Execution Copy


                              TERMINATION AGREEMENT

         TERMINATION AGREEMENT, dated as of March 26, 1996 (the "Agreement"), among DeBartolo Realty Corporation, an Ohio corporation (the "Company"), DeBartolo Properties Management, Inc., an Ohio corporation ("DPMI"), DeBartolo Realty Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), DeBartolo Capital Partnership, L.P., a Delaware general partnership ("DCP"), The Edward J. DeBartolo Corporation, an Ohio corporation ("EJDC"), Edward J. DeBartolo, Jr., Mary Denise DeBartolo York and such other limited partners of the Operating Partnership identified on the signature page hereto (EJDC, Edward J. DeBartolo, Jr., Mary Denise DeBartolo York and such other limited partners are herein collectively referred to as the "Limited Partners"). Capitalized and certain other terms used herein have the respective meanings ascribed to such terms in the Merger Agreement as defined below.

                                    RECITALS

         (a) The Company, the Operating Partnership, the Limited Partners and certain other parties are parties to an Exchange Rights Agreement, dated April 21, 1994 (the "Exchange Rights Agreement"), pursuant to which the Company has granted to such Limited Partners and others the right to cause the Company to acquire any or all of the limited partnership interests in the Operating Partnership (the "Partnership Interests") owned by each such Limited Partner in exchange for shares of Common Stock of the Company (the "Exchange Rights").

         (b) The Company, EJDC, the Operating Partnership, and certain Limited Partners and others are parties to a Cash Tender Agreement, dated April 21, 1994 (the "Cash Tender Agreement"), pursuant to which the Company has granted to such Limited Partners the right to cause the Company to acquire any or all of the Partnership Interests owned by each such Limited Partner in exchange for cash (the "Cash Tender Rights").

         (c) The Company, the Limited Partners and others are parties to a Registration Rights Agreement, dated April 21, 1994 (the "Registration Rights Agreement"), pursuant to which the Company has granted to such Limited Partners certain registration rights (the "Registration Rights") with respect to Common Stock of the Company acquired in connection with the Exchange Rights Agreement.

         (d) The Company, EJDC, the Operating Partnership, certain Limited Partners and others are parties to a Noncompetition Agreement, dated
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April 21, 1994 (the "Noncompetition Agreement"), pursuant to which the Company and such Limited Partners have agreed to restrict the activities of the DeBartolo Group (as such term is defined in the Noncompetition Agreement).

         (e) Simultaneously with the execution and delivery of this Agreement, the Company, Simon Property Group, Inc. ("SPG") and Day Acquisition Corp. ("Subco") have entered into a Merger Agreement, dated as of March 26, 1996 (the "Merger Agreement"), pursuant to which SPG, Subco and the Company have approved the merger of Subco with and into the Company with Subco being the surviving entity (the "Merger"). This Agreement is being entered into pursuant to the Merger Agreement.

         (f) Simultaneously with the Merger and pursuant to the Contribution Agreements, the form of which is attached as Exhibit A to the Merger Agreement, certain partners of Simon Property Group, L.P. ("SPG L.P."), including the Parent Principals, shall contribute all their respective interests in SPG L.P. to the Operating Partnership and, in consideration and exchange therefor, the Operating Partnership shall issue such partners of SPG L.P. certain interests in the Operating Partnership ("Units").

         (g) Simultaneously with the Merger, the partnership agreement of the Operating Partnership shall be amended and restated to provide, among other things, that the partners to the Operating Partnership shall have certain rights to exchange Units for shares of Common Stock of SPG which shares of Common Stock may be registered under certain circumstances pursuant to the Registration Rights Agreement, the form of which is attached as Exhibit K to the Merger Agreement.

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

         1. Termination of the Agreements; Releases. At the Effective Time and without further act or deed by any party thereto, (a) the Cash Tender Agreement, the Registration Rights Agreement and the Noncompetition Agreement (collectively, the "Rights Agreements") shall terminate and be of no further force and effect, and (b) all rights of the Limited Partners under the Exchange Rights Agreement shall terminate and be of no further force and effect. At the Effective Time, (a) the parties hereto hereby and without any further act or deed unconditionally and irrevocably release, acquit and forever discharge each other, and their respective successors, assigns, heirs and representatives from their mutual obligations under the Rights Agreements and from any and all claims which each of them ever had, now has or may in the future have arising out of the Rights Agreements, and (b) the Company and the Limited Partners hereby and without any further act or deed unconditionally and irrevocably release, acquit and forever discharge each other from their mutual obligations under the Exchange Rights
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Agreement and from any and all claims which each of them ever had, now has or may in the future have arising out of the Exchange Rights Agreement.

         2. Restrictions on Exercise of Rights. Subject to Paragraph 6 below and the receipt of all required lender consents and except as permitted pursuant to
Section 2(e) of the Stockholders Agreement, dated as of the date hereof, among SPG, the Company and the other persons and entities party thereto, the Limited Partners shall not exercise their Exchange Rights, Tender Rights or Registration Rights from the date of the execution of this Agreement to the Effective Time, or the termination of this Agreement, whichever is earlier.

         3. Representations and Warranties. In order to induce SPG to enter into the Merger Agreement, the Company and EJDC hereby warrant to and for the benefit of SPG that:

            (a) At the Effective Time, the Cash Tender Agreement and the Registration Rights Agreement shall each terminate in its entirety pursuant to this Agreement and be of no further force and effect;

            (b) No person shall have any continuing rights under the Exchange Rights Agreement following the Effective Time except (i) a maximum of approximately 35 employees of the Company, whose partnership interests in the aggregate do not exceed 1% of the total partnership interests in the Operating Partnership and (ii) JCP Realty, Inc. ("JCP"), whose partnership interests do not exceed 2% of the total partnership units in the Operating Partnership. The Company shall request that such employees and JCP, respectively, execute and deliver, or otherwise agree to be bound by, this Agreement (or one or more agreements to the same effect as this Agreement in respect of the termination of the rights of such employees under the Exchange Rights Agreement as of the Effective Time);

            (c) BJS (as such term is defined in the Cash Tender Agreement) does not own any partnership interests in the Operating Partnership;

            (d) No limited partner of the Operating Partnership or stock holder of the Company not a party hereto has any exchange, cash tender or registration rights equivalent or similar in nature to the rights granted under the Exchange Rights Agreement, the Cash Tender Agreement and the Registration Rights Agreement (other than as described in
         Section 3(b) above and pursuant to the MSREF Registration Rights Agreement, dated as of April 21, 1994, by and between the Company and The Morgan Stanley Real Estate Fund L.P., and the Registration Rights Agreement,); and
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            (e) The Limited Partners who are signatories to this Agreement constitute a Majority-In-Interest of the Holders (as such terms are defined in the Cash Tender Agreement) under the Cash Tender Agreement.

         4. Amendments. This Agreement may not be amended or supplemented, and no provision hereof shall be deemed waived, except by an instrument in writing signed by the parties hereto.

         5. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors, assigns, heirs and personal representatives.

         6. Termination. This Agreement shall terminate and be of no further force or effect upon the (i) termination of the Merger Agreement or (ii) December 31, 1996, whichever is earlier.

         7. Notices. All notices, requests, claims and demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made if delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) or by telecopier (if written confirmation of receipt is available and provided) to the parties at the address or telecopier number thereof that each such party shall have previously indicated in writing to the Company or such other addresses as shall be furnished by the parties hereto by like notice, and such notice or communication shall be deemed to have been given or made as of the date so delivered or made.

         8. Governing Law. This Agreement shall be construed and interpreted in accordance with and governed by the law of the State of New York applicable to agreements made and to be performed entirely within such state.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be one original, and all of which, taken together, shall constitute one and the same agreement.

                     [THIS PORTION INTENTIONALLY LEFT BLANK]
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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day first above written.


                                       DeBARTOLO REALTY CORPORATION

                                       By:   /s/ Richard S. Sokolov
                                             ______________________________
                                             Name:  Richard S. Sokolov
                                             Title: Chief Executive Officer

                                       THE EDWARD J. DeBARTOLO

                                       CORPORATION

                                       By:   /s/ Larry T. Thrailkill
                                             ______________________________
                                             Name:  Larry T. Thrailkill
                                             Title: Executive Vice President

                                       THE ESTATE OF EDWARD J. DeBARTOLO

                                       By:   Edward J. DeBartolo, Jr.
                                             ______________________________
                                             Name:  Edward J. DeBartolo, Jr.
                                             Title:

                                       By:   /s/ Marie Denise DeBartolo York
                                             ______________________________
                                             Name:  Marie Denise DeBartolo York

                                             Title:
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                                      /s/  Edward J. DeBartolo, Jr.
                                   ____________________________________________
                                   Edward J. DeBartolo, Jr., individually,
                                   and in his capacity as Trustee under (i) the
                                   Lisa Marie DeBartolo Revocable Trust -
                                   successor by assignment from Edward J.
                                   DeBartolo Trust No. 5, (ii) the Tiffanie
                                   Lynne DeBartolo Revocable Trust -
                                   successor by assignment from Edward J.
                                   DeBartolo Trust No. 6 and (iii) Edward J.
                                   DeBartolo Trust No. 7 for the Benefit of
                                   Nicole Anne DeBartolo

                                      /s/  Cynthia R. DeBartolo
                                   ____________________________________________
                                   Cynthia R. DeBartolo

                                      /s/  Marie Denise DeBartolo York
                                   ____________________________________________
                                   Marie Denise DeBartolo York,
                                   individually, and in her capacity as Trustee
                                   under (i) Edward J. DeBartolo Trust No. 8
                                   for the benefit of John Edward York,
                                   (ii) Edward J. DeBartolo Trust No. 9 for
                                   the benefit of Anthony John York,
                                   (iii) Edward J. DeBartolo Trust No. 10 for
                                   the benefit of Mara Denise York and
                                   (iv) Edward J. DeBartolo Trust No. 11 for
                                   the benefit of Jenna Marie York

                                   CORAL SQUARE ASSOCIATES

                                         /s/  Edward J. DeBartolo, Jr.
                                   By: ________________________________________
                                       Name:  Edward J. DeBartolo, Jr.
                                       Title:

                                         /s/  Marie Denise DeBartolo York
                                   By: ________________________________________
                                       Name:  Marie Denise DeBartolo York
                                       Title:

                                 SOUTH BEND ASSOCIATES

                                 By:    DeBartolo Inc.

                                        By:   /s/ LARRY T. THRAILKILL
                                              _______________________________
                                              Name: LARRY T. THRAILKILL
                                              Title: EXECUTIVE VICE PRESIDENT

                                 By:    The Estate of Edward J. DeBartolo

                                        By:   /s/ EDWARD J. DEBARTOLO, JR.
                                              _______________________________
                                              Name: EDWARD J. DEBARTOLO, JR.
                                              Title:

                                        By:   /s/ MARIE DENISE DEBARTOLO YORK
                                              _______________________________
                                              Name: MARIE DENISE DEBARTOLO YORK
                                              Title: EXECUTIVE VICE PRESIDENT

                                 WASHINGTON SQUARE ASSOCIATES

                                 By:    The Edward J. DeBartolo
                                        Corporation

                                        By:   /s/ LARRY T. THRAILKILL
                                              _______________________________
                                              Name: LARRY T. THRAILKILL
                                              Title: EXECUTIVE VICE PRESIDENT

                                 H-CASTLETON

                                 By:    Altamonte, Inc.

                                        By:   LARRY T. THRAILKILL
                                              _______________________________
                                              Name: LARRY T. THRAILKILL
                                              Title: EXECUTIVE VICE PRESIDENT

                                   BAY PARK, INC.
                                   WARD PLAZA ASSOCIATES
                                   CHELTENHAM SHOPPING CENTER ASSOCIATES
                                   SUMMIT MALL, INC.
                                   TYRONE SQUARE, INC.
                                   UPPER VALLEY MALL, INC.
                                   MISSION VIEJO MALL, INC.
                                   PINELLAS SQUARE, INC.
                                   GREAT LAKES MALL, INC.
                                   PALM BEACH MALL, INC.
                                   LAFAYETTE SQUARE, INC.
                                   LIMA MALL, INC.
                                   RICHMOND MALL, INC.
                                   WOODVILLE MALL, INC.
                                   DeBARTOLO AVENTURA, INC.
                                   BOYNTON BEACH, INC.
                                   THE FLORIDA MALL CORPORATION
                                   DeBARTOLO, INC.
                                   D.L. GROVE, INC.
                                   TC MALL II, INC.
                                   PADDOCK MALL, INC.
                                   NATIONAL INDUSTRIAL DEVELOPMENT CORPORATION
                                   GREAT NORTHEAST MALL, INC

                                   By:   /s/ LARRY T. THRAILKILL
                                         _______________________________
                                         Name: LARRY T. THRAILKILL
                                         Title: EXECUTIVE VICE PRESIDENT

                                   RUES PROPERTIES, INC.

                                   By:   /s/ LARRY T. THRAILKILL
                                         _______________________________
                                         Name: LARRY T. THRAILKILL
                                         Title: EXECUTIVE VICE PRESIDENT

                                        COLUMBIA SC I, INC.
                                        COLUMBIA SC II, INC.
                                        NORTHGATE I REAL ESTATE CORPORATION
                                        NORTHGATE II REAL ESTATE CORPORATION
                                        TACOMA SC I, INC.
                                        TACOMA SC II, INC.

                                        By: /s/ LARRY T. THRAILKILL
                                            _______________________________
                                            Name: LARRY T. THRAILKILL
                                            Title: EXECUTIVE VICE PRESIDENT

                                        DeBARTOLO PROPERTIES
                                             MANAGEMENT, INC.

                                        By: /s/ RICHARD S. SOKOLOV
                                            _______________________________
                                            Name: RICHARD S. SOKOLOV
                                            Title: CHIEF EXECUTIVE OFFICER

                                        DeBARTOLO REALTY PARTNERSHIP, L.P.

                                        By:  DeBartolo Realty Corporation, as
                                             General Partner

                                             By: /s/ RICHARD S. SOKOLOV
                                                 ____________________________
                                                 Name: RICHARD S. SOKOLOV
                                                 Title: CHIEF EXECUTIVE OFFICER

                                        DeBARTOLO CAPITAL PARTNERSHIP

                                        By:    DeBartolo Properties, Inc., as
                                               Managing General Partner

                                                    /s/  Richard S. Sokolov
                                               By: ________________________
                                                   Name: Richard S. Sokolov
                                                   Title: President